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              LIST OF SUBSIDIARIES OF P&L COAL HOLDINGS CORPORATION
                              AS OF MARCH 31, 2000

-   Arid Operations Inc.
-   Athens Funding, L.L.C.
-   Big Sky Coal Company
-   Blackrock First Capital Corporation
-   Bluegrass Coal Company
-   CL Funding, L.L.C.
-   CL Hartford, L.L.C.
-   CL Power Sales Eight, L.L.C.
-   CL Power Sales Nine, L.L.C.
-   CL Power Sales One, L.L.C.
-   CL Power Sales Seven, L.L.C.
-   CL Power Sales Six, L.L.C.
-   CL Power Sales Ten, L.L.C.
-   CL Power Sales Three, L.L.C.
-   CL Power Sales Two, L.L.C.
-   CP Power Sales Eighteen, L.L.C.
-   CP Power Sales Eleven, L.L.C.
-   CP Power Sales Fifteen, L.L.C.
-   CP Power Sales Five, L.L.C.
-   CP Power Sales Four, L.L.C.
-   CP Power Sales Fourteen, L.L.C.
-   CP Power Sales Nineteen, L.L.C.
-   CP Power Sales Thirteen, L.L.C.
-   CP Power Sales Twelve, L.L.C.
-   CP Power Sales Seventeen, L.L.C.
-   CP Power Sales Sixteen, L.L.C.
-   CP Power Sales Twenty, L.L.C.
-   Caballo Coal Company
-   Carbones Peabody de Venezuela, C.A.
-   Charles Coal Company
-   Citizens Power LLC
-   Citizens Power Sales LLC
-   Cleaton Coal Company
-   Coal Properties Corp.
-   Cook Mountain Coal Company
-   Cottonwood Land Company
-   Darex Capital, Inc.
-   Darius Gold Mine, Inc.
-   EACC Camps, Inc.
-   Eastern Associated Coal Corp.
-   Eastern Royalty Corp.
-   Gallo Finance Company
-   Gold Fields Chile, S.A.
-   Gold Fields Mining Corporation
-   Gold Fields Operating Co. - Ortiz
-   Grand Eagle Mining, Inc.
-   Hartford Power Sales, L.L.C.
-   Hayden Gulch Terminal, Inc.
-   Highland Mining Company
-   Independence Materials Handling Company
-   Interior Holdings Corp.
-   James River Coal Terminal Company
-   Juniper Coal Company
-   Kayenta Mobile Home Park, Inc.
-   Martinka Coal Company
-   Midco Supply and Equipment Corporation
-   Mountain View Coal Company
-   Newhall Funding Company
-   North Page Coal Corp.
-   Ohio County Coal Company
-   P&L Coal Holdings Corporation
-   P&L Receivables Company LLC
-   Patriot Coal Company, L.P.
-   Peabody Australia Limited
-   Peabody America, Inc.
-   Peabody Coal Company
-   Peabody COALSALES Company
-   Peabody COALTRADE, Inc.
-   Peabody Development Company
-   Peabody Development Land Holdings, LLC
-   Peabody Energy Solutions, Inc.
-   Peabody Enterprises, Inc. II
-   Peabody Holding Company, Inc.
-   Peabody Minerals Pty. Limited
-   Peabody Natural Gas, LLC
-   Peabody Natural Resources Company
-   Peabody Southwestern Coal Company
-   Peabody Terminals, Inc.
-   Peabody Turkish Investments Limited
-   Peabody Venezuela Coal Corp.
-   Peabody Western Coal Company
-   PG Power Sales One, L.L.C.
-   PG Power Sales Two, L.L.C.
-   PG Power Sales Three, L.L.C.
-   PG Power Sales Four, L.L.C.
-   PG Power Sales Five, L.L.C.
-   PG Power Sales Six, L.L.C.
-   PG Power Sales Seven, L.L.C.
-   PG Power Sales Eight, L.L.C.
-   PG Power Sales Nine, L.L.C.
-   PG Power Sales Ten, L.L.C.
-   Pine Ridge Coal Company
-   Porcupine Productions, LLC
-   Porcupine Transportation, LLC
-   Powder River Coal Company
-   Rio Escondido Coal Corp.
-   Seneca Coal Company
-   Sentry Mining Company
-   Snowberry Land Company
-   Sterling Smokeless Coal Company
-   Thoroughbred, L.L.C.

-   Black Beauty Coal Company
-   Black Beauty Equipment Co.
-   Black Beauty Illinois, L.L.C.
-   Black Beauty Underground, Inc.
-   Black Beauty Mining, Inc.
-   Arclar Company, L.L.C.
-   GIBCO Motor Express, Inc.
-   GIBCO Motor Express, LLC
-   Enterprise Mine, LLC
-   Kentucky United, LLC (Lanham)
-   SCC Holding, LLC
-   Sugar Camp Coal, L.L.C.
-   United Minerals Company, LLC

-   Peabody Resources Limited
-   Peabody Investments (Australia) Pty Limited
-   Dolphin Properties Pty Limited
-   Peabody Finance Limited
-   Peabody Mining Investments Pty Limited
-   Peabody Coal Limited
-   Peabody Moura Mining Pty Limited
-   Rylandes Insurance Co. Pty Limited
-   Peabody Bengalla Investments Pty Limited
-   Ravensworth Pastoral Pty Limited
-   Peabody Australasia Pty Limited
-   Peabody Resources Staff Retirement Fund Pty Limited
-   Peabody Mining Services Pty Limited
-   The Energy Group Australia Pty Limited
-   Peabody Resources Corporation (Malaysia) SDN BHD
-   Peabody Sub Holdings Pty Limited
-   Peabody Resources Holdings Pty Limited
-   Archveyor Pty Limited
-   Peabody Moura Service Company Pty Limited
-   Peabody Moura Investments Pty Limited
-   Peabody Opencut Mining Pty Limited
-   Ravensworth Coal Trust